                                                                   EXHIBIT 25.2


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -----------------------------

                                    FORM T-1

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
             UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                         -----------------------------

                        FIRSTAR BANK OF MINNESOTA, N.A.
              (Exact name of Trustee as specified in its charter)


A National Banking Association                  41-0122055
(State of incorporation if not a national bank) (IRS Employer Identification No.)

101 East Fifth Street
Corporate Trust Department
St Paul, Minnesota                              55101
(Address of principal executive offices)        (Zip Code)

                        FIRSTAR BANK OF MINNESOTA, N.A.
                            101 East Fifth Street
                           St. Paul, Minnesota 55101
                                 (612) 229-2600
        (Exact name, address and telephone number of agent for service)

                         -----------------------------

                        TransAmerican Energy Corporation
              (Exact name of obligor as specified in its charter)

Delaware                                       76-0441642
(State of incorporation or other jurisdiction) (IRS Employer Identification No.)

1300 North Sam Houston Parkway East
Suite 200
Houston, Texas                                 77032-2949
(Address of principal executive offices)       (Zip Code)

                         -----------------------------

                  13% Senior Secured Discount Notes due 2002
                       (Title of Indenture securities)

Item 1. General Information. Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                       Comptroller of the Currency
                       Treasury Department
                       Washington, DC

                       Federal Deposit Insurance Corporation
                       Washington, DC

                       The Board of Governors of the Federal Reserve System Washington, DC

         (b)     The Trustee is authorized to exercise corporate trust powers.

                                    GENERAL

Item 2. Affiliations with Obligor and Underwriters. If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

          None
          See Note following Item 16.

Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. List of Exhibits. Listed below are all the exhibits filed as a part of this statement of eligibility and qualification. Exhibits 1-5 are incorporated by reference from filing 333-07261.

          Exhibit 1. Copy of Articles of Association of the trustee now in effect.

          Exhibit 2.   a.      A copy of the certificate of the Comptroller of
                               Currency dated June 1, 1965, authorizing Firstar
                               Bank of Minnesota, N. A. to act as fiduciary.

                       b. A copy of the certificate of authority of the trustee to commence business issued June 9, 1903, by the Comptroller of the Currency to Firstar Bank of Minnesota, N.A.

          Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued by the Federal Reserve Board.

          Exhibit 4.   Copy of the By-Laws of the trustee as now in effect.

          Exhibit 5.   Copy of each Indenture referred to in Item 4.

          Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

          Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the Trustee by the obligor. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 25th day of September, 1997.

                                     FIRSTAR BANK OF MINNESOTA, N.A.


          [SEAL]
                                     /s/ FRANK P. LESLIE III
                                     -------------------------------------------
                                     Frank P. Leslie III
                                     Vice President

                                                                       EXHIBIT 6

                                    CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, Firstar Bank of Minnesota, N.A., hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated: September 25, 1997


                                     FIRSTAR BANK OF MINNESOTA, N.A.



                                     /s/ FRANK P. LESLIE III
                                     -------------------------------------------
                                     Frank P. Leslie III
                                     Vice President

--------------------------------------------------------------------------------
                            FIRSTAR BANK MINNESOTA


                     ANNUAL FINANCIAL DISCLOSURE STATEMENT
                FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
--------------------------------------------------------------------------------












This statement has not been reviewed, or confirmed for accuracy or relevance, by the Office of the Comptroller of the Currency.


I, Michael J. Stello, as VP of Firstar Corporation, do hereby attest that the information contained in this disclosure statement is correct.


--------------------------------------

February 24, 1997

FIRSTAR BANK OF MINNESOTA, N.A.
BALANCE SHEET

                                                                                  December 31,
                                                                               -----------------
                                                                                1996        1995       1994       1993      1992
                                                                               -----       -----      -----      -----     -----
                                                                               $(000)      $(000)     $(000)     $(000)    $(000)
ASSETS

Cash and balances due from depository institutions:
  Noninterest-bearing balances                                                 132,057     87,322     60,020     80,393     63,001
  Interest-bearing balances                                                        736        201        144          0          0
Securities                                                                     446,668    454,809    395,074    371,004    379,371
Federal funds sold and securities purchased under agreements to resell:
  Federal funds sold                                                                 0          0          0          0          0
  Securities purchased under agreements to resell                                    0          0          0          0          0
Loans and lease financing receivables:
  Loans and leases, net of unearned income                                   2,276,562  1,797,918    723,375    615,578    540,293
  LESS:  Allowance for loan and lease losses                                    34,218     23,978     15,665     16,317     15,049
  LESS:  Allocated transfer risk reserve                                             0          0          0          0          0
                                                                             ---------  ---------  ---------  ---------  ---------
  Loans and leases, net of unearned income, allowance, and reserve           2,242,344  1,773,940    707,710    599,261    525,244
Assets held in trading accounts                                                    300          0          0          0          0
Premises and fixed assets (including capitalized leases)                        31,539     25,944     17,465     17,661     20,809
Other real estate owned                                                            326        599        272      1,380      3,402
Investments in unconsolidated subsidiaries and associated companies                  0          0          0          0          0
Customers' liability to this bank on acceptances outstanding                         0          0          0          0          0
Intangible assets                                                              118,287     25,260     26,456     29,644     32,832
Other assets                                                                    53,778     32,009     22,492     21,079     23,090
                                                                             ---------  ---------  ---------  ---------  ---------
Total assets                                                                 3,026,035  2,400,084  1,229,633  1,120,422  1,047,749
                                                                             =========  =========  =========  =========  =========
LIABILITIES

Deposits:
  In domestic offices:
      Noninterest-bearing                                                      375,851    227,405    213,066    195,136    181,238
      Interest-bearing                                                       1,783,187  1,375,794    724,995    719,091    724,573
                                                                             ---------  ---------  ---------  ---------  ---------
    Total domestic deposits                                                  2,159,038  1,603,199    938,061    914,227    905,811
  In foreign offices:                                                                0          0          0          0          0
Federal funds purchased and securities sold under agreements to repurchase:
  Federal funds purchased                                                      104,476    167,903    151,614     69,211        410
  Securities sold under agreements to repurchase                                     0          0          0          0          0
Demand notes issued to the U.S. Treasury                                             0          0          0          0          0
Other borrowed money                                                           331,207    391,500          0        154          0
Mortgage indebtedness and obligations under capitalized leases                   1,142        367          0          0          0
Bank's liability on acceptances executed and outstanding                             0          0          0          0          0
Notes and debentures subordinated to deposits                                        0          0          0          0          0
Other liabilities                                                               46,822     28,205     13,955     13,397     18,769
                                                                             ---------  ---------  ---------  ---------  ---------
Total liabilities                                                            2,642,685  2,191,174  1,103,630    996,989    924,990

Limited-life preferred stock                                                         0          0          0          0          0

EQUITY CAPITAL

Perpetual preferred stock                                                            0          0          0          0          0
Common stock                                                                    35,730     35,730     35,730     35,730     35,730
Surplus                                                                        220,084    101,435     64,948     64,886     64,834
Undivided profits and capital reserves                                         126,450     69,527     25,325     22,817     22,195
LESS:  Net unrealized loss on marketable equity securities                       1,086      2,218          0          0          0
                                                                             ---------  ---------  ---------  ---------  ---------
Total equity capital                                                           383,350    208,910    126,003    123,433    122,759

                                                                             ---------  ---------  ---------  ---------  ---------
Total liabilities, limited-life preferred stock, and equity capital          3,026,035  2,400,084  1,229,633  1,120,422  1,047,749
                                                                             =========  =========  =========  =========  =========

                                                                                   1991     1990
                                                                                  -----    -----
                                                                                  $(000)   $(000)
ASSETS

Cash and balances due from depository institutions:
  Noninterest-bearing balances                                                     65,548   59,561  (17,217),
  Interest-bearing balances                                                         2,400    3,600
Securities                                                                        360,790  348,473
Federal funds sold and securities purchased under agreements to resell:
  Federal funds sold                                                                7,275   26,050  (29,450)A
  Securities purchased under agreements to resell                                       0        0
Loans and lease financing receivables:
  Loans and leases, net of unearned income                                        551,347  525,883
  LESS:  Allowance for loan and lease losses                                       10,763   13,739
  LESS:  Allocated transfer risk reserve                                                0        0
                                                                                ---------  -------
  Loans and leases, net of unearned income, allowance, and reserve                540,584  512,144
Assets held in trading accounts                                                         0        0
Premises and fixed assets (including capitalized leases)                           23,464   23,090
Other real estate owned                                                             4,398    2,844
Investments in unconsolidated subsidiaries and associated companies                     0        0
Customers' liability to this bank on acceptances outstanding                            0        0
Intangible assets                                                                  36,020      114
Other assets                                                                       20,424   19,275
                                                                                ---------  -------
Total assets                                                                    1,060,903  995,151
                                                                                =========  =======
LIABILITIES

Deposits:
  In domestic offices:
      Noninterest-bearing                                                         166,447  179,811  (17,217),
      Interest-bearing                                                            764,840  724,382
                                                                                ---------  -------
    Total domestic deposits                                                       931,287  904,193
  In foreign offices:                                                                   0        0
Federal funds purchased and securities sold under agreements to repurchase:
  Federal funds purchased                                                               0      750  (29,450)A
  Securities sold under agreements to repurchase                                        0    4,772
Demand notes issued to the U.S. Treasury                                                0    1,067
Other borrowed money                                                                   37       37
Mortgage indebtedness and obligations under capitalized leases                      3,290    2,334
Bank's liability on acceptances executed and outstanding                                0        0
Notes and debentures subordinated to deposits                                           0        0
Other liabilities                                                                  10,447    9,128
                                                                                ---------  -------
Total liabilities                                                                 945,061  922,281

Limited-life preferred stock                                                            0        0

EQUITY CAPITAL

Perpetual preferred stock                                                               0        0
Common stock                                                                       35,730    6,336
Surplus                                                                            64,834   39,666
Undivided profits and capital reserves                                             15,278   26,868
LESS:  Net unrealized loss on marketable equity securities                              0        0
                                                                                ---------  -------
Total equity capital                                                              115,842   72,870

                                                                                ---------  -------
Total liabilities, limited-life preferred stock, and equity capital             1,060,903  995,151
                                                                                =========  =======

FIRSTAR BANK OF MINNESOTA, N.A.
INCOME STATEMENT

                                                                           December 31,
                                                                          --------------
                                                                           1996     1995     1994    1993    1992    1991    1990
                                                                          -----    -----    -----   -----   -----   -----   -----
                                                                          $(000)   $(000)   $(000)  $(000)  $(000)  $(000)  $(000)
Interest Income Interest and fee income on loans:
    Loans secured by real estate                                          115,978  106,902  20,644  18,049  19,637  21,473  23,398
    Loans to finance agricultural production and other loans to farmers         0       20      10      12      17      39
    Commercial and industrial loans                                        28,852   18,155  13,667  10,758  12,703  16,082
    Loans to individuals for household, family, and other personal expenditures:
      Credit cards and related plans                                        2,618    2,040   1,324     725   1,084   1,250   1,093
      Other                                                                20,090   15,979  15,082  14,969  16,229  14,938  12,068
    Loans to foreign governments and official institutions                      0        0       0       0       0       0       0
    Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
      Taxable obligations                                                       0        0       0       0       0       0       0
      Tax-exempt obligations                                                  621      497     428     418     374     712
    All other loans                                                         3,200    1,195     814     248      80     147  21,536
  Income from lease financing receivables:
    Taxable leases                                                          1,318       99      10       4      23     117     217
    Tax-exempt leases                                                          25        0       6      17      61     149     312
  Interest income on balances due from depository institutions                 48      529       5       0     140     262     493
  Interest and dividend income on securities:
    U.S. Treasury securities and U.S. Government agency and
      corporation obligations                                              17,220   18,752  15,540  17,511  17,791  19,660  17,767
    Securities issued by states and political subdivisions in the U.S.:
      Taxable securities                                                        0        1      41      51      75     120     205
      Tax-exempt securities                                                 7,114    6,871   6,443   6,473   7,094   8,246   8,008
    Other domestic debt securities                                            161      796     466     856   1,337   1,775   1,968
    Foreign debt securities                                                    67       24      19      19      16      22      23
    Equity securities (including investments in mutual funds)               2,560    2,112     305     174     156      21      22
  Interest income from assets held in trading accounts                          0        0       0       0       0       0       0
  Interest income on federal funds sold and securities purchased
    under agreements to resell                                                 37        0       0       0     377     433   2,329
                                                                          -------  -------  ------  ------  ------  ------  ------
  Total interest income                                                   199,909  173,972  74,804  70,284  77,194  85,446  89,439

Interest expense
  Interest on deposits:
    Transaction accounts (NOW accounts, ATS accounts, and telephone and
      preauthorized transfer accounts)                                      2,290    1,635   1,420   1,676   2,786   5,350   6,930
    Nontransaction accounts:
      Money market deposit accounts (MMDAs)                                12,518    8,288   4,947   5,322   7,108  10,877  11,417
      Other savings deposits                                                2,283    2,439   1,317   1,767   2,120   3,782   2,876
      Time certificates of deposit of $100,000 or more                      6,401    4,614   1,318   1,154   1,796   3,571   5,818
      All other time deposits                                              43,188   43,023  10,458  10,024  12,757  18,595  20,771
  Expense of federal funds purchased and securities sold under
    agreements to repurchase                                                9,817   11,834   4,539   1,489     135     598     643
  Interest on demand notes issued to the U.S. Treasury and on other
    borrowed money                                                         19,168   23,582       0       0       0      21      62
  Interest on mortgage indebtedness and obligations under
    capitalized leases                                                         56       43       0       0     199     220     184
  Interest on notes and debentures subordinated to deposits                     0        0       0       0       0       0       0
                                                                          -------  -------  ------  ------  ------  ------  ------
  Total interest expense                                                   95,721   95,458  23,999  21,432  26,901  43,014  48,701

                                                                          -------  -------  ------  ------  ------  ------  ------
Net interest income                                                       104,188   78,514  50,805  48,852  50,293  42,432  40,738

Provisions:
  Provision for loan and lease losses                                         774    5,738       0   2,980   7,000   3,020   7,196
  Provision for allocated transfer risk                                         0        0       0       0       0       0       0

FIRSTAR BANK OF MINNESOTA, N.A.
INCOME STATEMENT (continued)

                                                                               December 31,
                                                                             ----------------
                                                                              1996       1995      1994      1993      1992
                                                                             -----      -----     -----     -----     -----
                                                                             $(000)     $(000)    $(000)    $(000)    $(000)
Noninterest income
  Income from fiduciary activities                                            3,220          0         0         0         0
  Service charges on deposit accounts                                        10,508      9,536     9,721    10,482     9,066
  Trading gains (losses) and fees from foreign exchange transactions            461         58        16        (4)       14
  Other foreign transaction gains (losses)                                        0          0         0         0         0
  Gains (losses) and fees from assets held in trading accounts                    0          0         0         0         0
  Other noninterest income:
    Other fee income                                                          8,439     12,770     3,919     3,783     3,375
    All other noninterest income                                              1,110      1,358       816       379       440
                                                                            -------    -------   -------   -------   -------
  Total noninterest income                                                   23,738     23,722    14,472    14,640    12,895

Gains (losses) on securities not held in trading accounts                        36       (537)       22        28       341

Noninterest expense
  Salaries and employee benefits                                             31,590     28,091    17,566    16,855    16,365
  Expenses of premises and fixed assets (net of rental income) (excluding
    salaries and employee benefits and mortgage interest)                    13,167      7,837     5,279     8,464     7,844
  Other noninterest expense                                                  37,650     27,411    20,432    21,431    21,754
                                                                            -------    -------   -------   -------   -------
  Total noninterest expense                                                  82,407     63,339    43,277    46,750    45,963

                                                                            -------    -------   -------   -------   -------
Income (loss) before taxes and extraordinary items and other adjustments     44,781     32,622    22,022    13,790    10,566
Applicable income taxes                                                      17,099     12,724     8,513     4,838     3,649
                                                                            -------    -------   -------   -------   -------
Income (loss) before extraordinary items and other adjustments               27,682     19,898    13,509     8,952     6,917
Extraordinary items and other adjustments:
  Extraordinary items and other adjustments, gross of income taxes                0          0         0     2,370         0
  Applicable income taxes                                                         0          0         0         0         0
                                                                            -------    -------   -------   -------   -------
  Extraordinary items and other adjustments, net of income taxes                  0          0         0     2,370         0
                                                                            -------    -------   -------   -------   -------
Net income (loss)                                                            27,682     19,898    13,509    11,322     6,917
                                                                            =======    =======   =======   =======   =======


CHANGES IN EQUITY CAPITAL

Total equity capital originally reported at end of previous calendar years  208,910    126,003   123,433   122,759   115,842
Equity capital adjustments from amended Reports of Income, net                    0          0         0         0         0
                                                                            -------    -------   -------   -------   -------
Amended balance at end of previous calendar year                            208,910    126,003   123,433   122,759   115,842
Net income (loss)                                                            27,682     19,898    13,509    11,322     6,917
Sale, conversion, acquisition, or retirement of capital stock, net              711        269        61        52         0
Changes incident to business combination, net                               159,313     70,922         0         0         0
LESS: Cash dividends declared on preferred stock                                  0          0         0         0         0
LESS: Cash dividends declared on common stock                                24,000     10,400    11,000    10,700         0
Cumulative effect of changes in accounting principles from prior years            0          0         0         0         0
Corrections of material accounting errors from prior years                        0          0         0         0         0
Change in net unrealized loss on marketable equity securities                (1,132)     2,218         0         0         0
Other transactions with parent holding company                               11,866          0         0         0         0
                                                                            -------    -------   -------   -------   -------
Total equity capital at end of period                                       383,350    208,910   126,003   123,433   122,759
                                                                            =======    =======   =======   =======   =======


                                                                               1991     1990
                                                                              -----    -----
                                                                              $(000)   $(000)
Noninterest income
  Income from fiduciary activities                                                 0        0
  Service charges on deposit accounts                                          7,974    7,488   (78)B
  Trading gains (losses) and fees from foreign exchange transactions              32        1
  Other foreign transaction gains (losses)                                         0        1
  Gains (losses) and fees from assets held in trading accounts                     0        0
  Other noninterest income:
    Other fee income                                                           2,820    2,896
    All other noninterest income                                                 470        0
                                                                             -------   ------
  Total noninterest income                                                    11,296   10,386

Gains (losses) on securities not held in trading accounts                        134       20

Noninterest expense
  Salaries and employee benefits                                              11,993   15,939
  Expenses of premises and fixed assets (net of rental income) (excluding
    salaries and employee benefits and mortgage interest)                      9,804    6,379
  Other noninterest expense                                                   23,964   16,232   (78)B
                                                                             -------   ------
  Total noninterest expense                                                   45,761   38,550

                                                                             -------   ------
Income (loss) before taxes and extraordinary items and other adjustment        5,081    5,398
Applicable income taxes                                                          984     (452)
                                                                             -------   ------
Income (loss) before extraordinary items and other adjustments                 4,097    5,850
Extraordinary items and other adjustments:
  Extraordinary items and other adjustments, gross of income taxes                 0        0
  Applicable income taxes                                                          0        0
                                                                             -------   ------
  Extraordinary items and other adjustments, net of income taxes                   0        0
                                                                             -------   ------
Net income (loss)                                                              4,097    5,850
                                                                             =======   ======


CHANGES IN EQUITY CAPITAL

Total equity capital originally reported at end of previous calendar years    72,870   70,570
Equity capital adjustments from amended Reports of Income, net                     0        0
                                                                             -------   ------
Amended balance at end of previous calendar year                              72,870   70,570
Net income (loss)                                                              4,097    5,850
Sale, conversion, acquisition, or retirement of capital stock, net                 0        0
Changes incident to business combination, net                                 38,875        0
LESS: Cash dividends declared on preferred stock                                   0        0
LESS: Cash dividends declared on common stock                                      0    4,050
Cumulative effect of changes in accounting principles from prior years             0        0
Corrections of material accounting errors from prior years                         0        0
Change in net unrealized loss on marketable equity securities                      0        0
Other transactions with parent holding company                                     0      500
                                                                             -------   ------
Total equity capital at end of period                                        115,842   72,870
                                                                             =======   ======


FIRSTAR BANK OF MINNESOTA, N.A.
CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES
AND IN ALLOCATED TRANSFER RISK RESERVE

                                                             December 31,
                                                            1996     1995     1994     1993    1992     1991     1990
                                                           -----    -----    -----    -----    -----   -----    -----
                                                           $(000)   $(000)   $(000)   $(000)   $(000)  $(000)   $(000)
Allowance for loan and lease losses:
  Balance originally reported at end of previous year      23,978   15,665   16,317   15,049   10,763   13,739   10,932
  Recoveries                                                2,780    2,321    2,829    1,890    2,213    1,417    1,704
  LESS:  Charge-offs                                        2,735    3,368    3,481    3,602    4,927    7,413    6,093 (33)C
  Provision for loan and lease losses                         774    5,738        0    2,980    7,000    3,020    7,196
  Adjustments                                               9,421    3,622        0        0        0        0        0
                                                           ------   ------   ------   ------   ------   ------   ------
  Balance at end of period                                 34,218   23,978   15,665   16,317   15,049   10,763   13,739
                                                           ======   ======   ======   ======   ======   ======   ======
Allocated transfer risk reserve:
  Balance originally reported at end of previous year           0        0        0        0        0        0        0
  Recoveries                                                    0        0        0        0        0        0        0
  LESS:  Charge-offs                                            0        0        0        0        0        0        0
  Provision for allocated transfer risk                         0        0        0        0        0        0        0
  Adjustments                                                   0        0        0        0        0        0        0
                                                           ------   ------   ------   ------   ------   ------   ------
  Balance at end of period                                      0        0        0        0        0        0        0
                                                           ======   ======   ======   ======   ======   ======   ======


PAST DUE AND NONACCRUAL LOANS, LEASES AND OTHER ASSETS

Loans, leases, and other assets past due 90 days or
    more and still accruing:
  Real estate loans                                         8,112      792      112      684      540    1,713      147
  Installment loans                                           435       85       75      106      139      724      299
  Credit cards and related plans                              271      125       81       77      129       20        0
  Commercial (time and demand) and all other loans          3,925      620      306    1,936      583      780      900
  Lease financing receivables                                  28        0        0        0        0        0      357
                                                           ------   ------   ------   ------   ------   ------   ------
  Total past due and still accruing                        12,771    1,622      574    2,803    1,391    3,237    1,703
                                                           ======   ======   ======   ======   ======   ======   ======
Nonaccrual:
  Real estate loans                                         9,358    8,960    2,863    3,854    3,288    3,055    7,872
  Installment loans                                            46       82       56      389    1,577      932      273
  Credit cards and related plans                               22        0       14       18        2        5        0
  Commercial (time and demand) and all other loans            523      516      447      640    1,008    2,484    6,944
  Lease financing receivables                                   0        0        0        0        0        0        0
                                                           ------   ------   ------   ------   ------   ------   ------
  Total nonaccrual                                          9,949    9,558    3,380    4,901    5,875    6,476   15,089
                                                           ======   ======   ======   ======   ======   ======   ======

OFF BALANCE SHEET ITEMS
Standby letters of credit                                  36,939   20,364   16,725   17,371   15,620
  Amount of standby letters of credit conveyed to others        0    5,947    3,507    3,691    3,756
                                                           ======   ======   ======   ======   ======

To eliminate Shelard cash balances

A    To eliminate Shelard intercompany fed funds

B    To eliminate Shelard service charges

C    To adjust 1992 Charge-offs due to Eagan error corrected in 1992

-----------------------------------------------
            FIRSTAR BANK MINNESOTA

     ANNUAL FINANCIAL DISCLOSURE STATEMENT
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
-----------------------------------------------

This statement has not been reviewed, or confirmed for accuracy or relevance, by the Office of the Comptroller of the Currency.

I, Michael J. Stello, as VP of Firstar Corporation, do hereby attest that the information contained in this disclosure statement is correct.


--------------------------------------

February 24, 1997